Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

Dated as of April 9, 2024

between

GLOBAL CLEAN ENERGY HOLDINGS, INC.,
as Pledgor,
and

ORION ENERGY PARTNERS TP AGENT, LLC,
as Collateral Agent

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TABLE OF CONTENTS

i
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Schedules
Schedule I    Pledged Equity Interests

ii
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PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT, dated as of April 9, 2024 (this “Agreement”), between GLOBAL CLEAN ENERGY HOLDINGS, INC., a Delaware corporation (“Pledgor” or the “Grantor”), and ORION ENERGY PARTNERS TP AGENT, LLC, as collateral agent for the Secured Parties (in such capacity, together with any successor collateral agent appointed pursuant to Section 8.01 of the Credit Agreement referred to below, the “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, Bakersfield Renewable Fuels, LLC, a Delaware limited liability company (the “Project Company”), an Affiliate of the Grantor, desires to install, develop, construct, finance and operate a renewable diesel refinery to be located in Bakersfield, California (the “Project”);
WHEREAS, in order to finance the development, construction, completion, ownership and operation of the Project on a limited recourse basis and certain other costs, fees and expenses associated therewith, BKRF OCB, LLC, a Delaware limited liability company (the “Borrower”), the Project Company and BKRF OCP, LLC, a Delaware limited liability company (“Holdings”) entered into that certain Credit Agreement, dated as of May 4, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the several banks and other financial institutions and entities from time to time party thereto as lenders and Orion Energy Partners TP Agent, LLC, as administrative agent (in such capacity, the “Administrative Agent”) and as Collateral Agent;
WHEREAS, Sustainable Oils, Inc., a Delaware corporation (“SusOils”), a subsidiary of the Grantor, owns certain intellectual property for Camelina that can be used as feedstock for the production of renewable fuel and has entered into certain contracts for the procurement of Camelina;
WHEREAS, SusOils needs additional capital to remain operational and to develop and procure Camelina for use as feedstock for the production of renewable fuel at the Project;
WHEREAS, Global Clean Energy Holdings, Inc. (“GCEH”), as the owner of SusOils, has engaged advisors to help source additional capital for SusOils. Such advisors have advised GCEH that given GCEH’s financial position and capital structure, the Lenders under the Credit Agreement present the most likely, and potentially only, source of immediate funding for SusOils;
WHEREAS, in connection with such funding needs, the Borrower has requested (a) the lenders under the Credit Agreement extend additional loans to the Borrower under the Credit Agreement in order to fund SusOils, in each case pursuant to the approved annual operating budget of GCEH (i) pursuant to that certain Amended and Restated Secured Promissory Note, dated as of the date hereof, by SusOils in favor of the Borrower and (ii) pursuant to that certain Sustainable Oils License Agreement, dated as of the date hereof, by and between SusOils and the Project Company whereby the Project Company will receive from SusOils certain intellectual property licenses and rights pursuant to the terms thereof and (b) the lenders under the Credit Agreement to permit a distribution from the Borrower to the Grantor for purposes of contributing such amounts down to SusOils;
WHEREAS, as consideration for the additional loans and consents contemplated in the prior recital (and as consideration for any future loans made under the Credit Agreement, if any), the lenders

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under the Credit Agreement are requiring the Borrower to cause Pledgor, as the indirect owner of a majority of the equity interests in the Borrower and as direct owner of the equity interests in SusOils, as an Affiliate of both the Borrower and SusOils, to provide the grants of security interests contemplated herein, with such Liens being released once the principal balance of the Loans under the Credit Agreement is below certain thresholds as further specified herein;
WHEREAS, the Grantor derives significant benefit from the construction of the Project as an indirect owner and/or Affiliate of the Borrower, the Project Company and SusOils and will derive significant benefit from the permitted distribution contemplated in the prior recitals;
WHEREAS, in order to support the loans to fund SusOils, and as a result of the benefits to the Grantor contemplated by the prior recital, the Grantor is granting a security interest in the Collateral (as defined herein) pursuant to this Agreement to the Collateral Agent for the benefit of the Secured Parties; and
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
A G R E E M E N T:
ARTICLE I
DEFINITIONS
Section 1.01    Defined Terms. Each capitalized term used and not otherwise defined herein (including the introductory paragraph and recitals) shall have the meaning assigned to such term (whether directly or by reference to another agreement or document) in the Credit Agreement. In addition to the terms defined in the Credit Agreement, the following terms shall have the meanings specified below:
“Administrative Agent” shall have the meaning given to such term in the recitals to this Agreement.
“Agreement” shall have the meaning given to such term in the introductory paragraph of this agreement.
“Borrower” shall have the meaning given to such term in the recitals to this Agreement.
“Collateral” shall have the meaning given to such term in Section 3.01(a).
“Collateral Agent” shall have the meaning given to such term in the introductory paragraph of this Agreement.
“Credit Agreement” shall have the meaning given to such term in the recitals to this Agreement.
“Discharge of Secured Obligations” shall mean (a) payment in full in cash of (i) the outstanding principal amount of Loans, (ii) interest (including, without limitation, interest accruing at the then applicable rate provided in the applicable Secured Obligation Document after the maturity of the Loans or other relevant Secured Obligations and interest accruing after the filing of any Bankruptcy) and (iii) premium (including any Prepayment Premium), if any, on all Indebtedness outstanding under the

Secured Obligation Documents, (b) the termination or expiration of all Commitments, if any, to extend credit that would constitute Secured Obligations and (c) payment in full in cash of all other Secured Obligations that are then due and payable or otherwise accrued, and full and final payment and discharge of all other outstanding Secured Obligations, whether or not then due and payable (other than any inchoate indemnity obligations that expressly survive the termination of the underlying Secured Obligation Documents).
“Excluded Assets” shall mean any property to the extent that a grant of a security interest in such property is prohibited by any Legal Requirements of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Legal Requirements or is prohibited by, or constitutes a breach or default under or results in the termination of, or grants any Person (other than any Grantor) the right to terminate its obligations thereunder, or constitutes or results in the abandonment, invalidation or unenforceability of any right, title or interest of the Grantor therein, or requires any consent not obtained under, any lease, contract, permit, license, agreement, instrument or other document evidencing or giving rise to such property, except to the extent that such Legal Requirements or the term in such lease, contract, permit, license, agreement, instrument or other document providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law (including, without limitation, pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC); provided that any such property shall constitute an Excluded Asset only to the extent and for so long as the consequences specified above shall exist and shall cease to be an Excluded Asset and shall become subject to the Lien of this Agreement immediately and automatically, at such time as such consequence shall no longer exist.
“Financing Statements” shall mean all financing statements, continuation statements, recordings, filings or other instruments of registration necessary or appropriate to perfect a Lien by filing in any appropriate filing or recording office in accordance with the UCC or any other relevant applicable law.
“Fundamental Event of Default” shall mean the occurrence of an Event of Default pursuant to Section 7.01(a), 7.01(b), 7.01(f) or 7.01(r) of the Credit Agreement.
“Grantor” shall have the meaning given to such term in the introductory paragraph of this Agreement.
“Holdings” shall have the meaning given to such term in the recitals of this Agreement.
“Investment Property” shall mean the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC, (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests; and (iii) whether or not constituting “investment property” as so defined, all Capital Stock owned by the Grantor, (together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, the Grantor while this Agreement is in effect).
“Issuers” shall mean each Person that is the issuer of any Pledged Equity Interest.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity including, without limitation, any trust and all management rights relating to any entity whose equity interests are included as Pledged Equity Interests.
“Pledged LLC Interests” shall mean all interests in any limited liability company and each series thereof including, without limitation, all limited liability company interests listed on Schedule I under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time), in each case, together with the certificates, if any, representing such limited liability company interests and any interest of the Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights as a member of the related limited liability company.
“Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule I under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of the Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights as a partner of the related partnership.
“Pledged Stock” shall mean all shares of capital stock described on Schedule I under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), in each case, together with the certificates, if any, representing such shares and any interest of the Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.
“Pledgor” shall have the meaning given to such term in the introductory paragraph of this Agreement.
“Proceeds” shall mean all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property and any other Collateral, collections thereon or distributions or payments with respect thereto, and whatever is receivable or received when Collateral or proceeds are sold, leased, licensed, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.
“Project” shall have the meaning given to such term in the recitals of this Agreement.
“Project Company” shall have the meaning given to such term in the recitals of this Agreement.

“Secured Obligation Documents” shall mean, collectively (without duplication), the Financing Documents and any other agreement, document or instrument providing for or evidencing Secured Obligations.
“Secured Obligations” shall have the meaning given to the term “Obligations” under the Credit Agreement.
“Secured Parties” shall mean, collectively, the Agents, the Lenders and each other holder of Secured Obligations (or agent or representative therefor).
“Securities Act” shall mean the Securities Act of 1933, as amended.
“SusOils” shall have the meaning given to such term in the introductory paragraph of this Agreement.
“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, at any time, if by reason of mandatory provisions of law, any or all of the perfection, effect of perfection or priority of the Collateral Agent’s security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.
Section 1.02    Rules of Interpretation. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.
Section 1.03    UCC Definitions. All terms defined in the UCC shall have the respective meanings given to those terms in the UCC, except where the context otherwise requires, including the following terms: Certificated Security, Security, and Supporting Obligations.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
The Grantor represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, as of the date hereof, as follows, which representations and warranties shall survive the execution and delivery of this Agreement:
Section 2.01    Reserved.
Section 2.02    Location; Records. (a) The place of business or, if there is more than one place of business, the chief executive office of the Grantor is located at the Grantor’s address as set forth below, and, to the actual knowledge of the Grantor, Grantor does not have any books and records concerning the Collateral at any location other than (i) at such address or (ii) at the Project.
2790 Skypark Drive, Suite 105

Torrance, CA 90505

(b) The Grantor is duly organized as a Delaware corporation and is not organized under the laws of any other jurisdiction.
Section 2.03    Collateral Identification, Special Collateral. All Pledged Equity Interests owned by the Grantor are listed on Schedule I hereto.
Section 2.04    Certificated Securities and Instruments. The Grantor has delivered to the Collateral Agent, on the date hereof, without exception, all Collateral that is represented by Certificated Securities.
Section 2.05    Changes in Circumstances. The Grantor has not, within the period of one year prior to the date hereof, (i) changed its jurisdiction of formation, (ii) changed its name or (iii) become a “new debtor” (as defined in Section 9-102(a)(56) of the UCC).
Section 2.06    Pledged Equity Interests, Investment Property.
(a)    The Grantor is the record and beneficial owner of the applicable Pledged Equity Interests free of all Liens, rights or claims of other Persons and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests.
(b)    No consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof except such as have been obtained or cannot be obtained after such exercise of such commercially reasonable efforts.
(c)        All of the Securities in Agribody Technologies, Inc. that are pledged by the Grantor hereunder constitute a “security” under Section 8-102 of the UCC and a Certificated Security. The Grantor has delivered all Certificated Securities constituting Collateral held by the Grantor on the date hereof to the Collateral Agent together with duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Collateral Agent.
ARTICLE III
COLLATERAL
Section 3.01    Grants of Security Interests in Collateral.
(a)    Pledgor hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by it or in which it now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations:
(i)    all Pledged Equity Interests;
(ii)    all books and records pertaining to the Collateral; and
(iii)    to the extent not otherwise included above, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;
provided, that in no event shall the Collateral include any Excluded Assets.
(b)    Certain Limitations. Notwithstanding any of the other provisions set forth in this Article III or any other Secured Obligation Document to the contrary, this Agreement shall not, at any time, constitute a grant of a Lien on any property that is, at such time, an Excluded Asset. Except as expressly provided herein, the Grantor shall not be required to take any action intended to cause any Excluded Assets to constitute Collateral, and none of the covenants or representations and warranties herein shall be deemed to apply to any property constituting Excluded Assets.
(c)    Security for Secured Obligations. This Agreement, and the Liens granted and created herein in the Collateral, secure the payment and the performance of all Secured Obligations now or hereafter in effect, whether direct or indirect, absolute or contingent, and including all amounts that constitute part of the Secured Obligations and would be owed by the Grantor but for the fact that they are unenforceable or not allowed due to a pending Bankruptcy.
Section 3.02    Performance of Obligations.
(a)    Notwithstanding anything herein to the contrary, (i) the Grantor shall remain liable for all obligations under and in respect of the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any other Secured Party, and (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.
(b)    Notwithstanding anything herein to the contrary, the exercise by the Collateral Agent or the other Secured Parties (or any of their respective directors, officers, employees, affiliates or agents) of any of their rights, remedies or powers hereunder shall not release the Grantor from any of its duties or obligations hereunder.
Section 3.03    Pledged Equity Interests, Investment Property.
(a)    In the event the Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Property constituting Collateral, upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest or Investment Property constituting Collateral, then (i) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (ii) the Grantor shall immediately take all steps, if any, necessary to ensure the validity, perfection, priority and, if applicable, Control of the Collateral Agent over such Investment

Property constituting Collateral (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action the Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, securities or other property from all other property of the Grantor.
(b)    Voting.
(i)    So long as no Fundamental Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements relating to Investment Property constituting Collateral in this Agreement or elsewhere herein or in the Secured Obligation Documents, the Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Property constituting Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Secured Obligation Documents; and
(ii)    Upon the occurrence and during the continuation of a Fundamental Event of Default and subject to the terms of the Credit Agreement, and after notice thereof from the Collateral Agent to the Grantor of the Collateral Agent’s intent to exercise its rights under this Section 3.03(b) (it being acknowledged and agreed that the Collateral Agent shall not be required to deliver any such notice if the Grantor is the subject of a Bankruptcy):
A.    all rights of the Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights;
B.    in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) the Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) the Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 4.14; and
C.     except as expressly permitted by the Secured Obligation Documents, without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in Collateral in which such new debtor has or acquires rights; (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder; and (iii) the Grantor promptly complies with the delivery and Control requirements of Article IV hereof.

ARTICLE IV
CERTAIN ASSURANCES; REMEDIES
In furtherance of the grant of the Liens on the Collateral pursuant to Section 3.01,the Grantor agrees with the Collateral Agent (for the benefit of the Secured Parties) as follows:
Section 4.01    Delivery and Other Perfection Activities.
(a)    the Grantor shall maintain the Liens created by this Agreement as a perfected security interest and, at the sole cost and expense of the Grantor, give, execute, deliver, file and/or record any Financing Statement (x) to create, preserve, perfect or validate and maintain the Liens granted pursuant hereto or (y) to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such Liens;
(b)    the Grantor shall upon request of the Collateral Agent upon the occurrence and during the continuation of any Fundamental Event of Default, furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the assets and properties of the Grantor and such other reports in connection therewith that the Collateral Agent may reasonably request, all in reasonable detail, with respect to the Collateral; and
(c)    the Grantor shall at all times cause the Pledged Equity Interests owned by the Grantor and listed as “Certificated” on Schedule I to be Certificated Securities and to be delivered to the Collateral Agent.
(d)    within 60 days of the date hereof, the Grantor shall (a) (i) cause Camelina Co. España, S.L. to deliver a Spanish law deed (póliza), registered in the relevant ownership deed and in the shareholders’ registry book (libro registro de socios), (ii) deliver an irrevocable power of attorney in favor of the Collateral Agent and documented in a public deed (escritura) before a notary public in Spain, in each case in form and substance reasonably satisfactory to the Collateral Agent and (iii) deliver evidence that all notary public and other fees and expenses related to such documents in clauses (i) and (ii) have been paid and (b) promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all other instruments and documents as the Collateral Agent may reasonably request in respect of the Pledged Equity Interests in Camelina Co. España, S.L.
Section 4.02    [Reserved].
Section 4.03    [Reserved].
Section 4.04    Other Financing Statements and Liens. Without the prior written consent of the Collateral Agent (acting at the direction of the Secured Parties or otherwise in accordance with the Credit Agreement), the Grantor shall not file or authorize to be filed in any jurisdiction, any effective Financing Statement or like instrument with respect to the Collateral in which the Collateral Agent is not named as the sole secured party for the benefit of the Secured Parties.
Section 4.05    Preservation of Rights. The Collateral Agent shall not be required to take any steps to preserve any rights against prior parties to any of the Collateral.
Section 4.06    Special Provisions Relating to Certain Collateral.

(a)    Adverse Claims. The Grantor shall defend, all at its own cost and expense, the Grantor’s title and the existence and perfection of the Collateral Agent’s (for the benefit of the Secured Parties) security interests in the Collateral against all adverse claims.
Section 4.07    Custody and Preservation.
(a)    Subject to applicable law, the Collateral Agent’s obligation to use reasonable care in the custody and preservation of the Collateral shall be satisfied if it uses the same care as it uses in the custody and preservation of its own property. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any of the Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto, and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral.
(b)    The Collateral Agent shall not be responsible for (i) the existence, genuineness or value of any of the Collateral, (ii) the validity, perfection or enforceability of the Liens on any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Agent, (iii) the validity or sufficiency of the Collateral or any agreement or assignment contained therein, (iv) the validity of the title of the Grantor to the Collateral, (v) insuring the Collateral, (vi) the payment of taxes, charges, assessments or Liens upon the Collateral or (vii) any other maintenance of the Collateral.
Section 4.08    Rights to Preserve and Protect. After the occurrence and during the continuation of a Fundamental Event of Default and subject to the terms of the Credit Agreement, the Collateral Agent (acting at the direction of the Secured Parties or otherwise in accordance with the Credit Agreement) may, but shall not be obligated to, pay or secure payment of any overdue Tax (as defined in the Credit Agreement) or other claim that may be secured by or result in a Lien on any Collateral. After the occurrence and during the continuation of a Fundamental Event of Default and subject to the terms of the Credit Agreement, the Collateral Agent (acting at the direction of the Secured Parties or otherwise in accordance with the Credit Agreement) may, but shall not be obligated to, do or cause to be done any other thing that is necessary or desirable to preserve, protect or maintain the Collateral. The Grantor shall promptly reimburse the Collateral Agent or any other Secured Party for any reasonable and documented out-of-pocket payment or expense (including reasonable and documented fees and expenses of external counsel) that the Collateral Agent or such other Secured Party may incur pursuant to this Section 4.08.
Section 4.09    Remedies Generally.
(a)    Upon the occurrence and during the continuation of a Fundamental Event of Default:
(i)    the Grantor shall, at the request of the Collateral Agent, assemble movable Collateral owned by it (and not otherwise in the possession of the Collateral Agent), if any, at such place or places, reasonably convenient to both the Collateral Agent and the Grantor, designated in such request;
(ii)    the Collateral Agent (acting at the direction of the Secured Parties or otherwise in accordance with the Credit Agreement) may (but shall not be obligated to), without notice to the Grantor (except as required by applicable law) and at such times as the Collateral Agent in its sole judgment may determine, exercise any or all of the Grantor’s rights in, to and under, or in any way connected to, the Collateral, and the Collateral Agent shall otherwise have and may (but shall not be obligated to) exercise all of the rights, powers, privileges and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights, powers, privileges and remedies are asserted) and such additional rights, powers, privileges and remedies to which a secured party is entitled under the laws or equity in effect in any jurisdiction where any rights, powers, privileges and remedies hereunder may be asserted, including the right, to the maximum extent permitted by applicable law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof (and the Grantor agrees to take all such action as may be appropriate to give effect to such right);
(iii)    the Collateral Agent may (but shall not be obligated to) make any reasonable compromise or settlement it deems desirable with respect to any of the Collateral and may (but shall not be obligated to) extend the time of payment, arrange for payment in installments, or otherwise modify the terms, of all or any part of the Collateral;
(iv)    the Collateral Agent may (but shall not be obligated to), in its name or in the name of the Grantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral;
(v)    the Collateral Agent may (but shall not be obligated to) sell, lease, assign or otherwise dispose of all or any part of the Collateral, at such place or places as the Secured Parties deem reasonable, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required by applicable statute and cannot be waived). If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Collateral Agent or any other Secured Party or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the maximum extent permitted by applicable law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Grantor, any such demand, notice and right or equity being hereby expressly waived and released to the maximum extent permitted by applicable law. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and
(vi)    the Collateral Agent may (but shall not be obligated to), to the full extent provided by law, have a court having jurisdiction appoint a receiver, which receiver shall take charge and possession of and protect, preserve and replace the Collateral or any part thereof, and manage and operate the same, and receive and collect all income, receipts, royalties, revenues, issues and profits therefrom (it being agreed that the Grantor irrevocably consents and shall be deemed to have hereby irrevocably consented to the appointment thereof, and upon such appointment, it shall immediately deliver possession of such Collateral to such receiver).
(b)    The proceeds of each collection, sale or other disposition under this Agreement shall be applied in accordance with Section 4.13.

(c)    Subject to the terms of the Credit Agreement, the Grantor recognizes that, if a Fundamental Event of Default shall have occurred and be continuing, the Collateral Agent may elect to sell all or any part of the Collateral to one or more purchasers in privately negotiated transactions in which the purchasers will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale (including a public offering made pursuant to a registration statement under the Securities Act) and the Grantor and the Collateral Agent agree that such private sales shall be made in a commercially reasonable manner and that the Collateral Agent has no obligation to engage in public sales and no obligation to delay sale of any Collateral to permit the issuer thereof to register the Collateral for a form of public sale requiring registration under the Securities Act. If the Secured Parties exercise their right to sell any or all of the Collateral, upon written request, the Grantor shall, from time to time, furnish to the Collateral Agent all such information as is necessary in order to determine the Collateral and any other instruments included in the Collateral which may be sold by the Collateral Agent as exempt transactions under the Securities Act and rules of the United States Securities and Exchange Commission thereunder, as the same are from time to time in effect.
(d)    The Collateral Agent shall within a reasonable period of time thereafter give the Grantor notice of any action taken under this Section 4.09; provided, however, that (i) failure to give such notice shall have no effect on the rights of the Collateral Agent hereunder and (ii) the Collateral Agent shall not be required to deliver any such notice if the Grantor is the subject of a Bankruptcy or if the delivery of such notice is otherwise prohibited by applicable law.
Section 4.10    [Reserved].
Section 4.11    Change of Name or Location. Without prior written notice to the Collateral Agent, Grantor shall not change its organizational name from the name shown on the signature pages hereto or its jurisdiction of formation from the State of Delaware. The Grantor shall not effect any such name change or change in jurisdiction of organization until all necessary steps have been taken to maintain the perfection and priority of the Liens granted herein.
Section 4.12    Private Sale. The Collateral Agent and the other Secured Parties shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.09 conducted in a commercially reasonable manner. Subject to and without limitation of the preceding sentence, the Grantor hereby waives, to the maximum extent permitted under applicable law, any claims against the Collateral Agent or any other Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale to an unrelated third party was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.
Section 4.13    Application of Proceeds.
(a)    Application of Proceeds. The proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Collateral Agent under this Article IV with respect to the Collateral, shall be held by the Collateral Agent as Collateral hereunder and shall be applied by the Collateral Agent to the Secured Obligations in accordance with the terms of the Credit Agreement.

(b)    [Reserved].
(c)    Purchase of Collateral. The Collateral Agent or any other Secured Party may be a purchaser of the Collateral or any part thereof or any right or interest therein at any sale thereof, whether pursuant to foreclosure, power of sale or otherwise hereunder and the Collateral Agent may apply the purchase price to the payment of the applicable Secured Obligations. Any purchaser of all or any part of the Collateral shall, upon any such purchase, acquire good title to the Collateral so purchased, free of the Liens created by this Agreement.
Section 4.14    Attorney-in-Fact.
(a)    Without limiting any rights or powers granted by this Agreement to the Collateral Agent, the Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, at the Grantor’s sole cost and expense, for the purpose of carrying out the provisions of this Agreement upon the occurrence and during the continuation of a Fundamental Event of Default, or otherwise as contemplated by Section 4.06 and Section 5.01, to (a) take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the terms of this Agreement, (b) preserve the validity and perfection of the Liens granted by this Agreement and (c) exercise its rights, remedies, powers and privileges under this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Grantor hereby gives the Collateral Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, upon the occurrence and during the continuation of a Fundamental Event of Default (or as otherwise provided in Section 4.06 or Section 5.01), to:
(i)    ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral,
(ii)    file any claims or take any other action that the Collateral Agent may deem necessary or advisable for the collection of all or any part of the Collateral,
(iii)    execute, in connection with any sale or disposition of the Collateral under this Agreement, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral,
(iv)    pay or discharge Taxes and Liens levied or placed on or threatened against the Collateral (other than a Lien of the type referenced in clause (a)(i) of the definition of Permitted Lien), effect any repair or pay or discharge any insurance called for by the terms of this Agreement or the other Secured Obligation Documents (including all or any part of the premiums therefor and the costs thereof),
(v)    direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct,
(vi)    sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice or other document in connection with any Collateral,

(vii)    commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral,
(viii)    defend any suit, action or proceeding brought against the Grantor with respect to any Collateral,
(ix)    settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate, and
(x)    generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and the expense of the Grantor, at any time, or from time to time, all acts and things that the Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the other Secured Parties’ Liens thereon and to effect the terms of this Agreement, all as fully and effectively as the Grantor might do.
(b)    The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof, in each case pursuant to the powers granted hereunder. Upon the occurrence and during the continuation of a Fundamental Event of Default (or as otherwise provided in Section 4.06 or Section 5.01), the Grantor hereby acknowledges and agrees that the Collateral Agent shall have no fiduciary duties to the Grantor in acting pursuant to this power of attorney and the Grantor hereby waive any claims or rights of a beneficiary of a fiduciary relationship hereunder.
Section 4.15    Perfection. The Grantor authorizes the Collateral Agent to file (but the Collateral Agent shall not be so obligated to file) such Financing Statements in such offices as are or shall be necessary or as the Collateral Agent may determine to be appropriate to create and perfect the Liens granted by this Agreement in any and all of the Collateral, to preserve the validity or perfection of the Liens granted by this Agreement in any and all of the Collateral or to enable the Collateral Agent to exercise its remedies, rights, powers and privileges under this Agreement. Such Financing Statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes the Collateral in any other manner as the Collateral Agent may determine, as directed by the Administrative Agent, is necessary, advisable or prudent to ensure the perfection of the security interests in the Collateral granted to the Collateral Agent hereunder. Copies of any such Financing Statement or amendment thereto shall promptly be delivered to the Grantor.
Section 4.16    Dispositions; Distributions; Release of Liens; Line of Business.
(a)    (i) Grantor shall not dispose of any Collateral without the prior written consent of the Collateral Agent, and (ii) Grantor shall not permit any Issuer to dispose of any assets (including, for the avoidance of doubt, any license or sub-license of intellectual property assets), except inventory in the ordinary course of business, without the prior written consent of the Collateral Agent.
(b)    (i) Grantor shall not require or permit any distributions from the Issuers on any Pledged Equity Interests or other Investment Property constituting Collateral without the prior written consent of the Collateral Agent and (ii) to the extent any such distributions are made in contravention of clause (i) above, Grantor shall contribute such funds to the Borrower or Project Company as promptly as reasonably possible and in any event within one (1) Business Day of the receipt of such funds; provided that, for the avoidance of doubt, the foregoing shall not restrict cash distributions by the Issuers to the Grantor in the ordinary course of business.
(c)    Upon the release of all of the Collateral Agent’s Liens on all of the Collateral pursuant to Section 5.19, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Grantor shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall automatically revert to the Grantor, and the Collateral Agent shall (at the written request and sole cost and expense of the Grantor) promptly cause to be transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Grantor and to be released and cancelled all licenses and rights referred to in Section 4.06 and take any and all such actions as set forth in Section 5.19.
(d)    Grantor shall not permit its direct and indirect Subsidiaries to conduct any activity or business which is substantially similar to the activities or business of Agribody Technologies, Inc., and/or Camelina Co. España, S.L. or Global Clean Renewable (Argentina) S.R.L. as of the date hereof, in each case without the written consent of the Collateral Agent, except as conducted by (i) the Issuers and any Subsidiaries thereof, (ii) the Loan Parties, (iii) SusOils and (iv) GCE Operating, in the case of each of clauses (i) through (iv) above, in the manner such business is conducted for those companies as of the date hereof.
Section 4.17    Operating Budgets.
(a)    (i) in respect of the 2024 fiscal year of the Issuers and SusOils, as of the date hereof and (ii) no later than sixty (60) days before the commencement of each fiscal year of the Issuers and SusOils thereafter, Grantor shall submit to the Collateral Agent a draft of its proposed annual operating budget for each of the Issuers and SusOils (each, an “Operating Budget”). Any such Operating Budget submitted by Grantor pursuant to this Section 4.17(a) shall not be effective until approved by the Collateral Agent in accordance with Section 4.17(b) below. Grantor shall not permit any Issuer or SusOils to materially deviate from the Operating Budget without the prior written consent of the Collateral Agent (in its sole discretion). An Operating Budget for the 2024 fiscal year must be approved in accordance with Section 4.17(b) on or before thirty (30) days after the date hereof.
(b)    Each Operating Budget delivered pursuant to Section 4.17(a) shall not be effective until approved by the Collateral Agent (in its sole discretion). The Operating Budget will be deemed to be approved unless the Collateral Agent objects in writing to such Operating Budget within twenty (20) days of receipt thereof. In the event that, pursuant to the immediately preceding sentence, the Operating Budget for each fiscal year after 2024 is not approved by the Collateral Agent (which approval shall not be unreasonably withheld, conditioned, or delayed) or Grantor has not submitted a proposed Operating Budget in accordance with Section 4.17(a)(ii), the Operating Budget for the immediately preceding fiscal year shall apply for such Issuer or SusOils, as applicable, until the Operating Budget for the then current fiscal year is approved. Copies of each final Operating Budget adopted shall be furnished to the Administrative Agent promptly upon its adoption.
ARTICLE V
MISCELLANEOUS
Section 5.01    Collateral Agent’s Right to Perform on any Grantor’s Behalf. If the Grantor shall fail to observe or perform any of the terms, conditions, covenants and agreements to be observed or performed by it under this Agreement, the Collateral Agent (pursuant to an act of the Secured Parties in accordance with the Credit Agreement) may (but shall not be obligated to), upon reasonable notice to the Grantor, cause such terms, conditions, covenants and agreements to be done or performed or observed by experts, agents or attorneys, with reasonable care at the sole cost and expense of the Grantor, either in the Collateral Agent’s name or in the name and on behalf of the Grantor, and the Grantor hereby authorize the Collateral Agent so to do.
Section 5.02    Waivers of Rights Inhibiting Enforcement. The Grantor hereby waives, to the maximum extent permitted by applicable law:
(a)    any claim that, as to any part of the Collateral, a public sale is, in and of itself, not a commercially reasonable method of sale for the Collateral;
(b)    the right to assert in any action or proceeding between it and the Collateral Agent any offsets or counterclaims that it may have;
(c)    except as otherwise provided in this Agreement, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OF, OR DISPOSITION OF, ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT THE GRANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF THE COLLATERAL AGENT’S RIGHTS HEREUNDER;
(d)    all rights of redemption, appraisement, valuation, stay and extension or moratorium; and
(e)    all other rights the exercise of which would, directly or indirectly, prevent, delay or inhibit the enforcement of any of the rights or remedies of the Collateral Agent and the other Secured Parties under this Agreement or the absolute sale of the Collateral, now or hereafter in force under any applicable law, and the Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws and rights.
Section 5.03    No Waiver; Remedies Cumulative. No failure on the part of the Collateral Agent, any other Secured Party or any of such Person’s agents to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or remedy hereunder shall operate as a waiver thereof. No single or partial exercise by the Collateral Agent, any other Secured Party or any of such Person’s agents of any right, power or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein or in any other Secured Obligation Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Collateral Agent or any other Secured Party would otherwise have. No notice to or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent or any other Secured Party to any other or further action in any circumstances without notice or demand.
Section 5.04    Notices. All notices, requests and other communications provided for herein (including any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing in the manner set out in Section 10.01 of the Credit Agreement. Unless otherwise so changed in accordance with the Credit Agreement by the respective parties hereto, all notices, requests and other communications to each party hereto shall be sent to the address of such party set forth in Section 10.01 to the Credit Agreement (in the case of the Collateral Agent) or the following (in the case of the Grantor):
Global Clean Energy Holdings, Inc.
2790 Skypark Drive, Suite 105
Torrance, CA 90505
Attention: General Counsel
Section 5.05    Amendments, Etc. This Agreement may be amended, supplemented, modified or waived only by an instrument in writing duly executed by the Grantor and the Collateral Agent and only to the extent permitted under the Credit Agreement. Any such amendment, supplement, modification or waiver shall be binding upon the Collateral Agent, the Secured Parties and the Grantor. Any waiver shall be effective only in the specific instance and for the specified purpose for which it was given.
Section 5.06    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that (a) the Grantor shall not assign or transfer any of its rights or interests in or under this Agreement or delegate any of its obligations under this Agreement without the prior written consent of the Collateral Agent (acting at the direction of an act of the Secured Parties and otherwise in accordance with the Credit Agreement), (b) the Collateral Agent shall only transfer or assign its rights under this Agreement in connection with a resignation or removal of such Person from its capacity as “Collateral Agent” in accordance with the terms of this Agreement and the Credit Agreement and (c) the Collateral Agent may delegate certain of its responsibilities and powers under this Agreement as contemplated by Section 5.10 below and Section 10.04 the Credit Agreement.
Section 5.07    Survival; Reliance. The representations and warranties of the Grantor set out in this Agreement or contained in any documents delivered to the Collateral Agent or any other Secured Party pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties in entering into the Secured Obligation Documents and extending the credit or otherwise performing the transactions thereunder, notwithstanding any investigation on their respective parts.
Section 5.08    Effectiveness; Continuing Nature of this Agreement. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement and any Secured Party may continue, at any time and without notice to any other Person, to extend credit and other financial accommodations and lend monies to or for the benefit of the Grantor constituting Secured Obligations in reliance hereof. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Bankruptcy. All references to the Grantor shall include such Grantor as debtor and debtor-in-possession and any receiver or trustee for such Grantor (as the case may be) in any Bankruptcy.
Section 5.09    Entire Agreement. This Agreement constitutes the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement.
Section 5.10    Agents, Etc. The Collateral Agent may employ agents, experts and attorneys-in-fact in connection herewith in accordance with the terms hereof and the Credit Agreement.
Section 5.11    Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions or obligations contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 5.12    Counterparts; Electronic Signatures. This Agreement may be executed in two or more of counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective when executed and delivered by each Person intended to be a party hereto. Delivery of an executed counterpart to this Agreement by facsimile or scanned electronic transmission shall be as effective as delivery of a manually signed original. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 5.13    Headings. Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
Section 5.14    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY DISPUTE OF CLAIMS ARISING IN CONNECTION HEREWITH SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
Section 5.15    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.15.
Section 5.16     Jurisdiction; Consent To Service Of Process. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of such New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the applicable party at the address specified for such party in Section 5.04. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(a)    Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any such New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
Section 5.17    Specific Performance. The Collateral Agent may demand specific performance of this Agreement. The Collateral Agent and the Grantor hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Collateral Agent or any other Secured Parties.
Section 5.18    Security Interest Absolute. To the maximum extent permitted by applicable law, the rights and remedies of the Collateral Agent hereunder, the Liens created hereby, and the obligations of the Grantor under this Agreement are absolute, irrevocable and unconditional and will remain in full force and effect without regard to, and will not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination pursuant to Section 5.19), including:
(a)    any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, any of the Secured Obligation Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;
(b)    any waiver of, consent to or departure from, extension, indulgence or other action or inaction under or in respect of any of the Secured Obligations, this Agreement, any other Secured Obligation Document or other instrument or agreement relating thereto, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of the Secured Obligations, this Agreement, any other Secured Obligation Document or any such other instrument or agreement relating thereto;
(c)    any furnishing of any additional security for the Secured Obligations or any part thereof to the Collateral Agent or any other Person or any acceptance thereof by the Collateral Agent or any other Person or any substitution, sale, exchange, release, surrender or realization of or upon any such security by the Collateral Agent or any other Person or the failure to create, preserve, validate, perfect or protect any other Lien granted to, or purported to be granted to, or in favor of, the Collateral Agent or any other Secured Party;
(d)    any invalidity, irregularity or unenforceability of all or any part of the Secured Obligations, any other Secured Obligation Document or any other agreement or instrument relating thereto or any security therefor;
(e)    the acceleration of the maturity of any of the Secured Obligations or any other modification of the time of payment thereof;
(f)    any judicial or nonjudicial foreclosure or sale of, or other election of remedies with respect to, any interest in real property or other collateral serving as security for all or any part of the Secured Obligations, even though such foreclosure, sale or election of remedies may impair the subrogation rights of the Grantor or may preclude the Grantor from obtaining reimbursement, contribution, indemnification or other recovery and even though the Grantor may or may not, as a result of such foreclosure, sale or election of remedies, be liable for any deficiency;
(g)    any act or omission of the Collateral Agent or any other Person (other than payment of the Secured Obligations) that directly or indirectly results in or aids the discharge or release of the Grantor or any part of the Secured Obligations or any security or guarantee (including any letter of credit) for all or any part of the Secured Obligations by operation of law or otherwise;
(h)    the election by the Collateral Agent, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the U.S. Bankruptcy Code;
(i)    any extension of credit or the grant of any Lien under Section 364 of the U.S. Bankruptcy Code;
(j)    any use of cash collateral under Section 363 of the U.S. Bankruptcy Code;
(k)    any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person;
(l)    the avoidance of any Lien in favor of the Collateral Agent for any reason;
(m)    any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any part of the Secured Obligations (or any interest on all or any part of the Secured Obligations) in or as a result of any such proceeding; or
(n)    any other event or circumstance whatsoever which might otherwise constitute a legal or equitable discharge of a surety or a guarantor, it being the intent of this Section 5.18 that the obligations of the Grantor hereunder shall be absolute, irrevocable and unconditional under any and all circumstances.
Section 5.19    Termination; Release. Upon the earlier of (x) the Discharge of Secured Obligations and (y) the date on which the principal balance of all Loans outstanding under the Credit Agreement is below (1) if prior to June 30, 2025, $300,000,000 and (2) on and after June 30, 2025, $200,000,000, and subject to Section 5.20, the Collateral Agent, at the sole cost and expense of the Grantor, (a) shall execute and deliver all such documentation, UCC termination statements and instruments as are necessary to release the Liens created pursuant to this Agreement and to terminate this Agreement, (b) upon written notice to the Collateral Agent, authorizes the Grantor to prepare and file UCC termination statements terminating all of the Financing Statements filed in connection herewith and (c) agrees, at the request of the Grantor, to furnish, execute and deliver such documents, instruments, certificates, notices or further assurances as the Grantor may reasonably request as necessary or desirable to effect such termination and release, all at the expense of the Grantor.
Section 5.20    Reinstatement. This Agreement and the Liens created hereunder shall automatically be reinstated if and to the extent that for any reason any payment by or on behalf of the Grantor in respect of the Secured Obligations is rescinded or must otherwise be restored by any Secured Party, whether as a result of any Bankruptcy or reorganization or otherwise, and the Grantor shall indemnify the Collateral Agent, each other Secured Party and its respective employees, officers and agents on demand for all reasonable and documented out-of-pocket fees, costs and expenses (including reasonable fees, costs and expenses of external counsel) incurred by the Collateral Agent, such other

Secured Party or their respective employees, officers or agents in connection with such reinstatement, rescission or restoration.
Section 5.21    No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of the Collateral Agent and the other Secured Parties.
Section 5.22    Collateral Agent. Notwithstanding anything herein to the contrary, the Collateral Agent shall be afforded all of the rights, powers, immunities and indemnities of the Collateral Agent set forth in the Secured Obligation Documents, as if such rights, powers, immunities and indemnities were specifically set forth herein. The Grantor hereby acknowledges the appointment of the Collateral Agent pursuant to the Credit Agreement. The rights, privileges, protections and benefits given to the Collateral Agent, including its right to be indemnified, are extended to, and shall be enforceable by, the Collateral Agent in its capacity hereunder, and to each agent, custodian and other Person employed by the Collateral Agent in accordance herewith to act hereunder.
Section 5.23    Limited Recourse. Notwithstanding anything to the contrary contained in this Agreement or any other Secured Obligation Document, (a) the obligations of the Grantor under this Agreement and any other Secured Obligation Documents to which the Grantor is a party are non-recourse obligations, (b) the Collateral Agent’s sole remedy and right of recovery against the Grantor is limited exclusively to the exercise and enforcement of the Lien and security interest in the Collateral set forth herein, (c) to the extent the Collateral is insufficient, the Grantor shall not be or become liable or obligated to pay any Secured Obligations or any deficiency or difference between the amounts realized by the Collateral Agent from the sale or other disposition of the Collateral and the outstanding balance of the Secured Obligations, and (d) the Collateral Agent agrees that it will not seek any judgment for a deficiency against the Grantor, except claims against the Collateral.
Section 5.24    Release. IN ORDER TO INDUCE THE COLLATERAL AGENT TO ENTER INTO THIS AGREEMENT, EACH OF GRANTOR AND ITS RESPECTIVE SUCCESSORS-IN-TITLE AND ASSIGNEES AND, TO THE EXTENT THE SAME IS CLAIMED BY RIGHT OF, THROUGH OR UNDER GRANTOR FOR ITS RESPECTIVE PAST, PRESENT AND FUTURE EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, AND TRUSTEES (EACH, A “RELEASING PARTY,” AND COLLECTIVELY, THE “RELEASING PARTIES”), DOES HEREBY REMISE, RELEASE AND DISCHARGE, AND SHALL BE DEEMED TO HAVE FOREVER REMISED, RELEASED AND DISCHARGED, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND EACH OF THE LENDERS, AND THE ADMINISTRATIVE AGENT’S, THE COLLATERAL AGENT’S AND EACH LENDER’S RESPECTIVE SUCCESSORS-IN-TITLE, LEGAL REPRESENTATIVES AND ASSIGNEES, PAST, PRESENT AND FUTURE OFFICERS, DIRECTORS, AFFILIATES, SHAREHOLDERS, MEMBERS, MANAGERS, TRUSTEES, AGENTS, EMPLOYEES, BOARD OBSERVERS, CONSULTANTS, EXPERTS, ADVISORS, ATTORNEYS AND OTHER PROFESSIONALS AND ALL OTHER PERSONS AND ENTITIES TO WHOM ANY OF THE FOREGOING WOULD BE LIABLE IF SUCH PERSONS OR ENTITIES WERE FOUND TO BE LIABLE TO ANY RELEASING PARTY, OR ANY OF THEM (COLLECTIVELY HEREINAFTER, THE “RELEASED PARTIES”), FROM ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTION, CLAIMS, CHARGES, DEMANDS, COUNTERCLAIMS, OFFSET RIGHTS, RIGHTS OF RECOUPMENT, DEFENSES, SUITS, DEBTS, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, SPECIALTIES, COVENANTS, CONTRACTS, CONTROVERSIES, DAMAGES, JUDGMENTS, EXPENSES, EXECUTIONS, LIENS, CLAIMS OF LIENS, CLAIMS OF COSTS,

PENALTIES, ATTORNEYS’ FEES, OR ANY OTHER COMPENSATION, RECOVERY OR RELIEF ON ACCOUNT OF ANY LIABILITY, OBLIGATION, DEMAND OR CAUSE OF ACTION OF WHATEVER NATURE, WHETHER IN LAW, EQUITY OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, ANY SO CALLED “LENDER LIABILITY” CLAIMS, INTEREST OR OTHER CARRYING COSTS, PENALTIES, LEGAL, ACCOUNTING AND OTHER PROFESSIONAL FEES AND EXPENSES AND INCIDENTAL, CONSEQUENTIAL AND PUNITIVE DAMAGES PAYABLE TO THIRD PARTIES, OR ANY CLAIMS FOR AVOIDANCE OR RECOVERY UNDER ANY OTHER FEDERAL, STATE OR FOREIGN LAW EQUIVALENT), WHETHER KNOWN OR UNKNOWN, FIXED OR CONTINGENT, JOINT AND/OR SEVERAL, SECURED OR UNSECURED, DUE OR NOT DUE, PRIMARY OR SECONDARY, LIQUIDATED OR UNLIQUIDATED, CONTRACTUAL OR TORTIOUS, DIRECT, INDIRECT, OR DERIVATIVE, ASSERTED OR UNASSERTED, FORESEEN OR UNFORESEEN, SUSPECTED OR UNSUSPECTED, NOW EXISTING, HERETOFORE EXISTING OR WHICH MAY HERETOFORE ACCRUE AGAINST ANY OF THE RELEASED PARTIES SOLELY IN THEIR CAPACITIES AS SUCH UNDER THE FINANCING DOCUMENTS, WHETHER HELD IN A PERSONAL OR REPRESENTATIVE CAPACITY, AND WHICH ARE BASED ON ANY ACT, FACT, EVENT OR OMISSION OR OTHER MATTER, CAUSE OR THING OCCURRING AT OR FROM ANY TIME PRIOR TO AND INCLUDING THE DATE HEREOF IN ANY WAY, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH OR RELATING TO THE CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREBY, AND ALL OTHER AGREEMENTS, CERTIFICATES, INSTRUMENTS AND OTHER DOCUMENTS AND STATEMENTS (WHETHER WRITTEN OR ORAL) RELATED TO ANY OF THE FOREGOING (EACH, A “CLAIM,” AND COLLECTIVELY, THE “CLAIMS”), IN EACH CASE, EXCLUDING ANY CLAIM TO THE EXTENT SUCH CLAIM AROSE OUT OF, OR WAS CAUSED BY, THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, OR MATERIAL BREACH OF THE CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT) BY, SUCH RELEASED PARTIES. EACH RELEASING PARTY FURTHER STIPULATES AND AGREES WITH RESPECT TO ALL SUCH CLAIMS, THAT IT HEREBY WAIVES ANY AND ALL PROVISIONS, RIGHTS, AND BENEFITS CONFERRED BY ANY LAW OF ANY STATE OF THE UNITED STATES.
(Signature pages follow)

GLOBAL CLEAN ENERGY HOLDINGS, INC.,
as Pledgor
By:
Name:
Title:
Signature Page to the SusOils Pledge and Security Agreement

ORION ENERGY PARTNERS TP AGENT, LLC, as Collateral Agent
By:
Name:
Title:

Signature Page to the SusOils Pledge and Security Agreement

SCHEDULE I
PLEDGED EQUITY INTERESTS

Pledged LLC Interest

Issuer	Holder	Jurisdiction of Formation of Issuer	Type of Interest	Percentage of Interest	Certificate Number	Certificated
GCEH Ventures, LLC	Global Clean Energy Holdings, Inc.	Delaware	Limited Liability Company Interest	100%	N/A	No
GCE International Development, LLC	Global Clean Energy Holdings, Inc.	Delaware	Limited Liability Company Interest	100%	N/A	No

Pledged Stock

Issuer	Holder	Jurisdiction of Formation of Issuer	Type of Interest	Number of Shares	Certificate Number	Certificated
Agribody Technologies, Inc.	Global Clean Energy Holdings, Inc.	Delaware	Common Stock	10,000,000	N/A	No
			Preferred Stock	2,000,000	N/A	No
Camelina Co. España, S.L.	Global Clean Energy Holdings, Inc.	Spain	Common Stock (participaciones sociales)	524,865	N/A	No

Pledged Partnership Interests

None.

Schedule I to Pledge and Security Agreement